 EXHIBIT 10.39(v)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 22 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 22 to Purchase Agreement DCT-014/2004, dated as of September 5th, 2008 (“Amendment No. 22”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa  de Brasileira Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 22 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 22 sets forth additional agreements between Embraer and Buyer relative to change in the escalation indices.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 22, which are not defined herein, shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 22 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 22 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. Changes in the Escalation Formula

Due to the fact that the [*] Indices [*] are no longer published [*] the Purchase Price for all Aircraft shall be calculated as described below.

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2. Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 22 shall remain valid in full force and effect without any change.

* Confidential

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 22 to Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Antonio Luiz Pizarro Manso	/s/ Bryan Bedford
Name: Antonio Luiz Pizarro Manso	Name:
Title: Executive Vice-President Finance & CFO	Title:

/s/ José Luís D. Molina	Date: September 5, 2008
Name: José Luís D. Molina	Place: Indianapolis, Indiana
Title: Vice President Contracts Airline Market

Date: September 8th, 2008
Place: São José Dos Campos, SP, Brazil

Witness: /s/ Carlos Martins Dutra	Witness: /s/ Lars-Erik Arnell
Name: Carlos Martins Dutra	Name: Lars-Erik Arnell

ATTACHMENT "D1" - ESCALATION FORMULA

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*Confidential